Quarterly Holdings Report
for

Fidelity® Latin America Fund

July 31, 2021

LAF-QTLY-0921
1.804841.117

Schedule of Investments July 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 83.3%
	Shares	Value
Brazil - 38.2%
Atacadao SA	4,022,506	$14,666,613
Azul SA sponsored ADR (a)(b)	511,851	11,480,818
Blau Farmaceutica SA	1,062,600	10,507,157
Compania de Locacao das Americas	1,643,471	8,579,845
CVC Brasil Operadora e Agencia de Viagens SA (a)	2,017,352	8,637,633
CVC Brasil Operadora e Agencia de Viagens SA (a)	287,306	1,230,149
Hapvida Participacoes e Investimentos SA (c)	3,174,814	8,674,239
Hypermarcas SA	2,921,731	19,998,984
Locaweb Servicos de Internet SA (c)	1,669,882	7,986,706
Rumo SA (a)	2,405,215	9,540,967
Smartfit Escola de Ginastica e Danca SA (a)	1,300,000	6,861,614
Suzano Papel e Celulose SA (a)	1,441,071	14,960,631
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	904,380	12,781,916

TOTAL BRAZIL		135,907,272

Canada - 2.3%
First Quantum Minerals Ltd.	391,006	8,374,223
Chile - 3.1%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	233,774	11,104,265
Mexico - 24.5%
Banco del Bajio SA (c)	6,662,379	11,928,273
Genomma Lab Internacional SA de CV (a)	27,398,469	26,619,097
Grupo Aeroportuario Norte S.A.B. de CV (a)	964,446	5,903,560
Grupo Mexico SA de CV Series B	1,762,969	8,077,885
Qualitas Controladora S.A.B. de CV	4,161,354	20,254,623
Unifin Financiera S.A.B. de CV	9,882,814	14,377,710

TOTAL MEXICO		87,161,148

Panama - 2.3%
Intercorp Financial Services, Inc.	410,394	8,351,518
Sweden - 1.9%
VEF AB (a)	12,383,796	6,689,356
United States of America - 11.0%
Afya Ltd. (a)(b)	1,272,224	29,261,152
Dlocal Ltd.	9,000	406,260
Vasta Platform Ltd. (a)(b)	1,358,986	9,567,261

TOTAL UNITED STATES OF AMERICA		39,234,673

TOTAL COMMON STOCKS
(Cost $261,176,980)		296,822,455

Nonconvertible Preferred Stocks - 14.1%
Brazil - 14.1%
Itausa-Investimentos Itau SA (PN)	7,579,664	16,255,911
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	6,564,190	33,915,873
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $42,917,220)		50,171,784

Money Market Funds - 3.3%
Fidelity Cash Central Fund 0.06% (d)	9,248,828	9,250,678
Fidelity Securities Lending Cash Central Fund 0.06% (d)(e)	2,336,631	2,336,865
TOTAL MONEY MARKET FUNDS
(Cost $11,587,543)		11,587,543
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $315,681,743)		358,581,782
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(2,426,127)
NET ASSETS - 100%		$356,155,655

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,589,218 or 8.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$719
Fidelity Securities Lending Cash Central Fund	57,021
Total	$57,740

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$96,569	$62,566,764	$53,412,655	$--	$--	$9,250,678	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	22,137,705	141,204,214	161,005,054	--	--	2,336,865	0.0%
Total	$22,234,274	$203,770,978	$214,417,709	$--	$--	$11,587,543

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.